UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2007

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
(Exact Name of Registrant as Specified in Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	001-32938 (Commission File Number)	98-0481737 (I.R.S. Employer Identification No.)
27 Richmond Road
Pembroke HM 08, Bermuda
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (441) 278-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1: INSURANCE LETTERS OF CREDIT-MASTER AGREEMENT
EX-10.2: PLEDGE AGREEMENT
EX-10.3: ACCOUNT CONTROL AGREEMENT

Item 1.01. Entry into a Material Definitive Agreement.
     On March 5, 2007, Allied World Assurance Company, Ltd (“Allied World”), a subsidiary of Allied World Assurance Company Holdings, Ltd (the “Company”), entered into a collaterized $750 million amended letter of credit facility (the “Amended Credit Facility”) with Citibank Europe plc (“CEP”). The Amended Credit Facility provides for a $100 million increase over the amount available to Allied World under the original letter of credit facility. Citibank N.A. was the governing legal vehicle under the original letter of credit facility entered into in 2002 and has been replaced by CEP under the Amended Credit Facility.
     The terms and conditions that apply to applications Allied World may make to CEP for letters of credit from time to time under the Amended Credit Facility are set forth in the Insurance Letters of Credit – Master Agreement, dated February 28, 2007, among Allied World, Citibank N.A. and CEP (the ‘‘Master Agreement’’). The letters of credit will be secured pursuant to a Pledge Agreement, dated as of February 28, 2007 (the ‘‘Pledge Agreement’’), between Allied World and CEP. An Account Control Agreement, dated March 5, 2007 (the “Account Control Agreement”), among CEP (as secured party), Allied World (as pledgor) and Mellon Bank, N.A. provides for CEP’s control of the securities account referenced in the Account Control Agreement in order for CEP to perfect its security interest in such account and to the financial assets contained therein. The original Account Control Agreement, dated September 19, 2002, among Allied World, Citibank N.A. and Mellon Bank, N.A. will be terminated as a result of the new Account Control Agreement mentioned above. Under the Pledge Agreement and the Account Control Agreement, the parties agreed to decrease the amount of collateral Allied World must maintain in the account from 115% to 110% of the aggregate amount of letters of credit then outstanding.
     The Master Agreement, the Pledge Agreement and the Account Control Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The descriptions of the Master Agreement, Pledge Agreement and Account Control Agreement contained herein are qualified in their entirety by reference to the respective agreements filed herewith.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information contained above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

10.1	Insurance Letters of Credit – Master Agreement, dated February 28, 2007, by and among Allied World Assurance Company, Ltd, Citibank N.A. and Citibank Europe plc.

10.2	Pledge Agreement, dated as of February 28, 2007, by and between Allied World Assurance Company, Ltd and Citibank Europe plc.

10.3	Account Control Agreement, dated March 5, 2007, by and among Citibank Europe plc, as secured party; Allied World Assurance Company, Ltd, as pledgor; and Mellon Bank, N.A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

Dated: March 6, 2007	By: Name:	/s/ Wesley D. Dupont Wesley D. Dupont
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Insurance Letters of Credit – Master Agreement, dated February 28, 2007, by and among Allied World Assurance Company, Ltd, Citibank N.A. and Citibank Europe plc.

10.2	Pledge Agreement, dated as of February 28, 2007, by and between Allied World Assurance Company, Ltd and Citibank Europe plc.

10.3	Account Control Agreement, dated March 5, 2007, by and among Citibank Europe plc, as secured party; Allied World Assurance Company, Ltd, as pledgor; and Mellon Bank, N.A.